UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 1, 2006

Morgan Stanley Mortgage Loan Trust 2006-4SL
 (Exact name of registrant as specified in its charter)

New York	33-130684-01	Applied for, but not yet received from the IRS
(State or other jurisdiction or incorporation)	(Commision File Number)	(IRS Employer Identification No.)

c/o LaSalle Bank National Association
135 South LaSalle Street	60603
Chicago, IL
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       312-904-7323

________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02 Change of Servicer or Trustee.

Disclosure regarding the replacement of HomEq Servicing Corporation by Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer under the pooling and servicing agreement or other servicing agreement, effective as of November 1, 2006, is being provided to be included in a Form 8-K as required under Item 6.02 of Form 8-K.  The document relating to this replacement of servicer is included as Exhibit 20.

Item 9.01Financial Statements and Exhibits

(a) Exhibit 20 - Document relating to the change of servicer.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
Date:	November 7, 2006
/s/ Valerie Kay
Name: Valerie Kay
Title: Managing Director